UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 28, 2010

Unilens Vision Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-17861	27-2254517
(Commission File Number)	(IRS Employer Identification No.)

10431 72nd Street North Largo, Florida	33777-1511
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (727) 544-2531

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Unilens Vision Inc. (the “Company”) issued an earnings press release on May 28, 2010, announcing its third quarter 2010 operating results. This press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1 Unilens Vision Inc. News Release issued May 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNILENS VISION INC. (Registrant)

Date: May 28, 2010	By	/S/ LEONARD F. BARKER
	Name:	Leonard F. Barker
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unilens Vision Inc. News Release issued May 28, 2010